UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 30, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of March 1, 2007, providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3)

       Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $1,144,145,200 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-AX, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 3-AX, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class 4-AX, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B1-II, Class B2-II, Class B3-II, Class B1-III, Class B2-III, Class B3-III, Class R-II and Class R-III Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3 on March 30, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 26, 2007, as supplemented by the Prospectus Supplement, dated March 29, 2007 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates (as defined below) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2007, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”) and Wells Fargo Bank, N.A. , as trustee (the “Trustee”). The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-AX, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 3-AX, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class 4-AX, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B1-II, Class B2-II, Class B3-II, Class B4-II, Class B5-II, Class B6-II, Class B1-III, Class B2-III, Class B3-III, Class B4-III, Class B5-III, Class B6-III, Class X, Class C, Class 1-AP, Class 2-AP, Class 3-AP, Class 4-AP, Class R-I, Class R-II and Class R-III. The Certificates evidence all the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of four pools of certain adjustable rate, conventional, first lien residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,153,192,343.78 as of March 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1	Terms Agreement, dated March 28, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated as of March 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, N.A. , as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of March 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.3	Reconstituted Servicing Agreement, dated as of March 1, 2007, between Countrywide Home Loans Servicing LP. and Lehman Brothers Holdings Inc.

99.4	Flow Seller's Warranties and Servicing Agreement dated as of June 1, 2004 and amended as of January 31, 2006 (Reg AB), by and between Lehman Brothers Bank and Countrywide Home Loans, Inc.

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99.5
Interest Rate Cap Agreement, dated as of March 30, 2007 between Lehman Brothers Special Financing Inc. and Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-3.

99.6
Confirmation, dated as of March 30, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-3.

99.7
ISDA Master Agreement and Schedule, dated as of March 30, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-3.

99.8
ISDA Credit Support Annex to the ISDA Master Agreement dated as of March 30, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-3.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael C. Hitzmann Name: Michael C. Hitzmann Title: Senior Vice President

Date: April 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated March 28, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated as of March 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, N.A. , as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of March 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.3	Reconstituted Servicing Agreement, dated as of March 1, 2007, between Countrywide Home Loans Servicing LP. and Lehman Brothers Holdings Inc.

99.4	Flow Seller's Warranties and Servicing Agreement dated as of June 1, 2004 and amended as of January 31, 2006 (Reg AB), by and between Lehman Brothers Bank and Countrywide Home Loans, Inc.

99.5
Interest Rate Cap Agreement, dated as of March 30, 2007 between Lehman Brothers Special Financing Inc. and Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-3.

99.6
Confirmation, dated as of March 30, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-3.

99.7
ISDA Master Agreement and Schedule, dated as of March 30, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-3.

99.8
ISDA Credit Support Annex to the ISDA Master Agreement dated as of March 30, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass through Certificates, Series 2007-3.